UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

                    On April 30, 2010, Chemical Financial Corporation ("Chemical") completed its previously announced acquisition ("Acquisition") of O.A.K. Financial Corporation ("OAK") pursuant to an Agreement and Plan of Merger, dated as of January 7, 2010 (the "Plan of Merger"). The Plan of Merger is filed as Exhibit 2.1 to this report and is here incorporated by reference.

                    As a result of the Acquisition, OAK was merged with and into Chemical and Chemical acquired OAK's banking subsidiary, Byron Bank, which operates 14 banking offices serving 14 communities in Kent, Ottawa and Allegan counties in west Michigan. Former OAK shareholders are entitled to receive for each share of OAK common stock they hold 1.306 shares of Chemical common stock plus cash in lieu of any fractional share. Chemical will issue a total of approximately 3,530,129 shares of Chemical common stock to former OAK shareholders.

                    Before completion of the Acquisition, there were no material relationships among Chemical or any of its affiliates and OAK or any of its affiliates, except those provided for in the Plan of Merger.

Item 7.01	Regulation FD Disclosure.

                    On May 3, 2010, Chemical Financial Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. The information under this Item 7.01 and the Exhibit are furnished to, and not filed with, the Commission.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K are included under Part II, Item 8 of O.A.K. Financial Corporation's Annual Report on Form 10-K filed with the Commission on February 12, 2010, and are here incorporated by reference.

	(b)	Pro Forma Financial Information

(i)

The pro forma condensed statement of income for the year ended December 31, 2009 required by Item 9.01(b) of Form 8-K is included in the registrant's Amendment No. 1 to Form S-4 Registration Statement filed with the Commission on March 8, 2010, and is here incorporated by reference.

(ii)

A pro forma condensed statement of position at March 31, 2010 and a pro forma condensed statement of income as of March 31, 2010 required by this Item with respect to the acquisition described in Item 2.01 of this report will be filed no later than July 14, 2010.

(d)	Exhibits:

2.1

Agreement and Plan of Merger, dated January 7, 2010. Previously filed as Exhibit 2.1 to the registrant's Current Report on Form 8-K dated January 7, 2010, filed with the SEC on January 8, 2010. Here incorporated by reference.

99.1	Press Release dated May 3, 2010. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 3, 2010	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

2.1

Agreement and Plan of Merger, dated January 7, 2010. Previously filed as Exhibit 2.1 to the registrant's Current Report on Form 8-K dated January 7, 2010, filed with the SEC on January 8, 2010. Here incorporated by reference.

99.1	Press Release dated May 3, 2010. This Exhibit is furnished to, and not filed with, the Commission.